Exhibit (24)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Susan L. Lees and Matthew E. Winter, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom;  The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 21st day of October 2011.

/s/Robert K. Becker
Robert K. Becker
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Susan L. Lees and Matthew E. Winter, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom;  The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 21st day of October 2011.

/s/David A. Bird
David A. Bird
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Susan L. Lees and Matthew E. Winter, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom;  The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 21st day of October 2011.

/s/Anurag Chandra
Anurag Chandra
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Susan L. Lees and Matthew E. Winter, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom;  The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 21st day of October 2011.

/s/Don Civgin
Don Civgin
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Susan L. Lees and Matthew E. Winter, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom;  The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 21st day of October 2011.

/s/Matthew S. Easley
Matthew S. Easley
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Susan L. Lees and Matthew E. Winter, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom;  The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 21st day of October 2011.

/s/Mark A. Green
Mark A. Green
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Susan L. Lees and Matthew E. Winter, as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom;  The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 21st day of October 2011.

/s/Judith P. Greffin
Judith P. Greffin
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Susan L. Lees and Matthew E. Winter, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom;  The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 21st day of October 2011.

/s/Mark R. LaNeve
Mark R. LaNeve
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of John C. Pintozzi and Matthew E. Winter, as her true and lawful attorney-in-fact and agent with all power and authority on her behalf to sign her name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom;  The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 21st day of October 2011.

/s/Susan L. Lees
Susan L. Lees
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Susan L. Lees and Matthew E. Winter, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom;  The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 21st day of October 2011.

/s/Samuel H. Pilch
Samuel H. Pilch
Director and Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Susan L. Lees and Matthew E. Winter, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom;  The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 21st day of October 2011.

/s/John C. Pintozzi
John C. Pintozzi
Director and Chief Financial
Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Susan L. Lees and Matthew E. Winter, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom;  The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 21st day of October 2011.

/s/Steven E. Shebik
Steven E. Shebik
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Susan L. Lees and Matthew E. Winter, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom;  The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 21st day of October 2011.

/s/Thomas J. Wilson
Thomas J. Wilson
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint each of Susan L. Lees and John C. Pintozzi, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name, in any and all capabilities, Form S-3 registration statements of  Allstate Life Insurance Company pertaining to, but not limited to, The Allstate Advisor Variable Annuities - Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred; The Allstate Variable Annuities - Allstate Variable Annuity, Allstate Variable Annuity – L Share; The Allstate Advisor Variable Annuities – Advisor, Advisor Preferred; AIM Lifetime Plus II Variable Annuity; AIM Enhanced Choice Variable Annuity; The Allstate Provider Suite Variable Annuities; The Allstate Provider Variable Annuity Series - The Allstate Provider Advantage Variable Annuity, The Allstate Provider Ultra Variable Annuity, The Allstate Provider Extra Variable Annuity; AIM Lifetime America Variable Annuities Series – AIM Lifetime America Classic, AIM Lifetime America Regal, AIM Lifetime America Freedom;  The STI Classic Variable Annuity; and AIM Lifetime Plus Variable Annuity.

This grant of authority extends to any and all amendments to such registration statements, and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

The undersigned has subscribed hereunder this 21st day of October 2011.

/s/Matthew E. Winter
Matthew E. Winter
Director, President and Chief
Executive Officer